Contacts:	Caitlin Cooper Gursslin
Investor Relations
(512) 683-8456

National Instruments Reports Record Annual Revenue of $1.02 Billion
Company Reports Record Non-GAAP Annual Profit; Raises Quarterly Dividend 40 Percent

AUSTIN, Texas – January 31, 2012

Q4 2011 Highlights

•	Record GAAP revenue of $278 million, up 11 percent year-over-year
•	Record non-GAAP revenue of $280 million, up 12 percent year-over-year
•	GAAP gross margin of 76 percent and non-GAAP gross margin of 77 percent
•	Fully diluted GAAP EPS of $0.20
•	Fully diluted non-GAAP EPS of $0.27
•	EBITDA of $45 million, or $0.37 per share
•	$366 million in cash and short-term investments as of Dec. 31, 2011
•	40 percent increase in quarterly dividend to $0.14 per share

National Instruments (Nasdaq: NATI) today announced record Q4 GAAP revenue of $278 million, an increase of 11 percent year-over-year. Non-GAAP revenue was $280 million, representing a 12 percent increase year-over-year. In Q4, the company’s large order business, defined as orders greater than $20,000, grew 10 percent year-over-year, and the average order size reached a new all-time record of approximately $4,650.

GAAP net income was $24.3 million in Q4, with fully diluted earnings per share (EPS) of $0.20, and non-GAAP net income was $32.5 million, with non-GAAP fully diluted EPS of $0.27.

The company’s non-GAAP results exclude the impact of stock-based compensation, amortization of acquisition-related intangibles, acquisition accounting for deferred revenue and acquisition-related transaction costs. Reconciliations of the company’s GAAP and non-GAAP results are included as part of this news release.

“Despite recent economic headwinds, we executed well this quarter as we set a new quarterly revenue record and surpassed the $1 billion annual revenue milestone,” said Dr. James Truchard, co-founder, president and CEO. “We believe this success has benefitted from the industry shift toward software-based instrumentation, and I believe our long-term investments in software and modular hardware continue to drive improvements in performance, size and productivity for our customers.”

NI graphical system design products, which represented about 95 percent of the company’s product portfolio, had approximately 14 percent year-over-year revenue growth in Q4 2011. Sales of NI instrument control products, which represented approximately 5 percent of NI revenue in the quarter, were down approximately 16 percent year-over-year in Q4 2011.

National Instruments Reports Record Annual Revenue of $1.02 Billion
January 31, 2012

Geographically, revenue in U.S. dollar terms for Q4 2011 compared to Q4 2010 was up 9 percent in the Americas, excluding acquisitions, up 3 percent in Europe and up 11 percent in Asia. In local currency terms, revenue was up 5 percent in Europe and up 8 percent in Asia. Including acquisitions, the Americas revenue was up 21 percent.

As of Dec. 31, NI had $366 million in cash and short-term investments. The National Instruments Board of Directors approved a 40 percent increase in the quarterly dividend to $0.14 per share on the company’s common stock payable on March 5 to shareholders of record on Feb. 13. This increase in the dividend reflects the progress NI has made since the 2009 recession in strengthening its business model and investing in growth.

FY 2011 Highlights

•	Record GAAP revenue of $1.02 billion, up 17 percent year-over-year
•	Record non-GAAP revenue of $1.04 billion, up 19 percent year-over-year
•	GAAP gross margin of 76.5 percent
•	Non-GAAP gross margin of 77.7 percent, a new post-IPO record
•	GAAP operating margin of 11 percent
•	Non-GAAP operating margin of 16 percent
•	Fully diluted GAAP EPS of $0.78
•	Fully diluted non-GAAP EPS of $1.07
•	Record annual revenue for NI LabVIEW, PXI, and CompactRIO products
•	NI named to FORTUNE magazine’s 100 Best Companies to Work For list for 13th consecutive year and its inaugural 25 Best Multinational Companies to Work For list

Full-year 2011 GAAP revenue was $1.02 billion, up 17 percent year-over-year. Annual GAAP net income was $94 million, with fully diluted GAAP EPS of $0.78, and annual non-GAAP net income was $130 million, with non-GAAP fully diluted EPS of $1.07.

“While our strategic investments throughout 2011 have placed some pressure on short-term margins, we feel confident that they have positioned us for long-term growth,” said Alex Davern, EVP, COO and CFO. “Our goals for 2012 are to leverage the investments we made in 2011 to drive sustained revenue growth and to continue to drive toward our long-term target of 18 percent non-GAAP operating income.”

Guidance for Q1 2012

NI expects Q1 year-over-year revenue growth, with revenue expected to be between $250 million and $270 million. The company expects fully diluted GAAP EPS between $0.09 and $0.17, with non-GAAP fully diluted EPS expected to be between $0.16 and $0.24.

In Q1 2012, the company anticipates that the GAAP to non-GAAP EPS adjustment will be approximately $0.07 per share.

National Instruments Reports Record Annual Revenue of $1.02 Billion
January 31, 2012

Non-GAAP Presentation

In addition to disclosing results determined in accordance with GAAP, NI discloses certain non-GAAP operating results and non-GAAP information that exclude certain charges. In this news release, the company has presented its revenue, gross profit, gross margin, operating expenses, operating income, operating margin, income before income taxes, provision for income taxes, net income and basic and fully diluted EPS for the three- and 12-month periods ending Dec. 31, 2011 and 2010, on a GAAP and non-GAAP basis. NI is also providing guidance on its non-GAAP revenue and non-GAAP fully diluted EPS. When presenting non-GAAP information, the company includes a reconciliation of the non-GAAP results to the GAAP results. Management believes that including the non-GAAP results assists investors in assessing the company’s operational performance and its performance relative to its competitors. The company presents these non-GAAP results as a complement to results provided in accordance with GAAP, and these results should not be regarded as a substitute for GAAP. Management uses these non-GAAP measures to manage and assess the profitability and performance of its business and does not consider stock-based compensation expense, amortization of acquisition-related intangibles, acquisition accounting for deferred revenue, adjustments related to the company’s contract dispute with the GSA and acquisition-related transaction costs in managing its operations. Specifically, management uses non-GAAP measures to plan and forecast future periods, to establish operational goals, to compare with its business plan and individual operating budgets, to measure management performance for the purposes of executive compensation including payments to be made under bonus plans, to assist the public in measuring the company’s performance relative to the company’s long-term public performance goals, to allocate resources and, relative to the company’s historical financial performance, to enable comparability between periods. Management also considers such non-GAAP results to be an important supplemental measure of its performance.

This news release also discloses the company’s earnings before interest, taxes, depreciation and amortization (EBITDA) and EBITDA diluted EPS for the three- and 12-month periods ended Dec. 31, 2011 and 2010. The company also believes that including the EBITDA results assists investors in assessing the company’s operational performance relative to its competitors. A reconciliation of EBITDA and EBITDA diluted EPS to GAAP net income and GAAP diluted EPS is included with this news release.

Conference Call Information
Interested parties can listen to the Q4 2011 conference call today, Jan. 31, beginning at 4:00 p.m. CST, at www.ni.com/call. Additionally, a replay will be available shortly after the call ends through Feb. 6 at 7:00 p.m. CST by calling (888) 203-1112, confirmation code #9641643 or by visiting the company's website at www.ni.com/call.

Forward-Looking Statements
This release contains “forward-looking statements,” including statements related to validating the industry shift toward a software-based approach to instrumentation, being optimistic that NI’s long-term software investment and the performance, size and productivity advantages of its hardware will allow NI to continue to transform the industry and provide quality solutions to its customers, increasing the dividend being a very effective method of returning cash to shareholders, pressure on short-term margins, leveraging the investments the company made in 2011 to drive sustained revenue growth and drive toward 18 percent non-GAAP operating income and NI’s Q1 guidance for revenue, GAAP and non-GAAP EPS, non-GAAP effective tax rate and the amount of NI’s GAAP to non-GAAP EPS adjustment. These statements are subject to a number of risks and uncertainties, including the risk of adverse changes or fluctuations in the global economy, component shortages, delays in the release of new products, fluctuations in customer demand for NI products, the company’s ability to effectively manage its operating expenses, manufacturing inefficiencies, adjustments to acquisition earn-out accruals, foreign exchange fluctuations, the outcome of the company’s dispute with the U.S. government on its GSA contract and the impact of NI’s recent and any future acquisitions. Actual results may differ materially from the expected results.

National Instruments Reports Record Annual Revenue of $1.02 Billion
January 31, 2012

The company directs readers to its Form 10-K for the fiscal year ended Dec. 31, 2011, its Form 10-Q for the quarter ended Sept. 30, 2011, and the other documents it files with the SEC for other risks associated with the company’s future performance.

About National Instruments
Since 1976, National Instruments (www.ni.com) has equipped engineers and scientists with tools that accelerate productivity, innovation and discovery. NI’s graphical system design approach to engineering provides an integrated software and hardware platform that speeds the development of any system needing measurement and control. The company’s long-term vision and focus on improving society through its technology supports the success of its customers, employees, suppliers and shareholders. Readers can obtain investment information from the company’s investor relations department by calling (512) 683-5090, emailing nati@ni.com or visiting www.ni.com/nati. (NATI-F)

CompactRIO, LabVIEW, National Instruments, NI and ni.com are trademarks of National Instruments. Other product and company names listed are trademarks or trade names of their respective companies.

###

National Instruments
Consolidated Balance Sheets
(in thousands)

	December 31,	December 31,
	2011	2010
	(unaudited)

Assets
Current assets:
Cash and cash equivalents	$142,608	$219,447
Short-term investments	223,504	131,215
Accounts receivable, net	157,056	127,214
Inventories, net	131,995	117,765
Prepaid expenses and other current assets	38,082	36,239
Deferred income taxes, net	26,304	18,838
Total current assets	719,549	650,718

Property and equipment, net	190,148	160,410
Goodwill	130,747	70,278
Intangible assets, net	83,866	52,816
Other long-term assets	29,984	25,460
Total assets	$1,154,294	$959,682

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$41,111	$33,544
Accrued compensation	29,616	27,734
Deferred revenue	90,074	71,650
Accrued expenses and other liabilities	37,612	16,538
Other taxes payable	24,507	16,846
Total current liabilities	222,920	166,312

Deferred income taxes	43,186	29,477
Liability for uncertain tax positions	19,494	14,953
Other long-term liabilities	16,683	4,395
Total liabilities	$302,283	$215,137

Stockholders’ equity:
Preferred stock	-	-
Common stock	1,207	1,179
Additional paid-in capital	471,830	407,713
Retained earnings	382,474	336,363
Accumulated other comprehensive (loss)	(3,500)	(710)
Total stockholders’ equity	$852,011	$744,545
Total liabilities and stockholders’ equity	$1,154,294	$959,682

National Instruments
Consolidated Statements of Income
(in thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	December 31, (Unaudited)		December 31, (Unaudited)
	2011	2010	2011	2010
Net sales:
Product	$256,606	$231,715	$955,613	$807,386
Software maintenance	21,445	18,248	81,667	65,834
GSA accrual	-	-	(13,107)	-
Total net sales	278,051	249,963	1,024,173	873,220

Cost of sales:
Product	$66,499	$55,278	$235,839	$195,096
Software maintenance	888	1,021	5,125	4,987
Total cost of sales	67,387	56,299	240,964	200,083

Gross profit	$210,664	$193,664	$783,209	$673,137

Operating expenses:
Sales and marketing	$102,221	$86,440	$388,768	$319,606
Research and development	54,502	43,237	199,071	158,149
General and administrative	21,439	17,368	82,658	67,069
Total operating expenses	$178,162	$147,045	$670,497	$544,824

Operating income	$32,502	$46,619	$112,712	$128,313

Other income (expense):
Interest income	$280	$340	$1,319	$1,391
Net foreign exchange gain (loss)	(1,338)	(110)	(2,755)	(2,585)
Other income (expense), net	78	23	(142)	993

Income before income taxes	$31,522	$46,872	$111,134	$128,112

Provision for income taxes	7,195	8,844	17,062	18,996

Net income	$24,327	$38,028	$94,072	$109,116

Basic earnings per share	$0.20	$0.32	$0.79	$0.93
Diluted earnings per share	$0.20	$0.32	$0.78	$0.92

Weighted average shares outstanding -
Basic	120,582	117,639	119,836	116,973
Diluted	121,453	119,002	121,220	118,572

Dividends declared per share	$0.10	$0.09	$0.40	$0.35

National Instruments
Consolidated Statements of Cash Flows
(in thousands)
	Twelve Months Ended
	December 31, (Unaudited)
	2011	2010
Cash flow from operating activities:
Net income	$94,072	$109,116
Adjustments to reconcile net income to net cash provided
by operating activities:
Depreciation and amortization	49,897	37,872
Stock-based compensation	23,219	18,795
Tax (benefit) expense from deferred income taxes	(8,581)	3,668
Tax (benefit) expense from stock option plans	(5,151)	(96)
Changes in operating assets and liabilities:
Accounts receivable	(21,957)	(22,923)
Inventories	(11,817)	(30,930)
Prepaid expenses and other assets	(1,350)	(20,411)
Accounts payable	5,573	9,630
Deferred revenue	16,953	14,408
Taxes and other liabilities	29,041	25,929
Net cash provided by operating activities	$169,899	$145,058

Cash flow from investing activities:
Capital expenditures	(54,830)	(28,397)
Capitalization of internally developed software	(12,065)	(15,759)
Additions to other intangibles	(5,035)	(4,151)
Acquisitions, net of cash received	(73,558)	(4,218)
Purchases of short-term investments	(257,449)	(126,691)
Sales and maturities of short-term investments	166,104	82,672
Net cash (used by) investing activities	$(236,833)	$(96,544)

Cash flow from financing activities:
Proceeds from issuance of common stock	32,905	51,852
Repurchase of common stock	-	(41,862)
Dividends paid	(47,961)	(40,618)
Tax benefit (expense) from stock option plans	5,151	96
Net cash (used by) financing activities	$(9,905)	$(30,532)

Net change in cash and cash equivalents	(76,839)	17,982
Cash and cash equivalents at beginning of period	219,447	201,465
Cash and cash equivalents at end of period	$142,608	$219,447

Detail of GAAP Charges Related to Revenue, Stock-Based Compensation,
Amortization of Acquisition Intangibles and Acquisition Related Transaction Costs
(in thousands)
(unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2011	2010	2011	2010
Revenue
Acquisition related deferred revenue	$1,912	$-	$4,730	$-
GSA accrual	-	-	13,107	-
Provision for income taxes	(669)	-	(6,242)	-
Total	$1,243	$-	$11,595	$-

	2011	2010	2011	2010
Stock-Based Compensation
Cost of sales	$411	$331	$1,527	$1,345
Sales and marketing	2,702	1,851	9,711	7,911
Research and development	2,625	1,774	8,870	6,903
General and administrative	831	645	3,111	2,636
Provision for income taxes	(2,041)	(1,549)	(6,827)	(5,971)
Total	$4,528	$3,052	$16,392	$12,824

Amortization of Acquisition Intangibles
Cost of sales	$2,469	$921	$7,064	$3,486
Sales and marketing	447	75	1,071	386
General and administrative	-	15	-	15
Other income, net	190	-	955	-
Provision for income taxes	(993)	(298)	(2,736)	(1,202)
Total	$2,113	$713	$6,354	$2,685

Acquisition-Related Transaction Costs
Cost of sales	$32	$-	$54	$-
Sales and marketing	220	-	1,349	-
Research and development	106	-	176	-
General and administrative	47	-	505	-
Provision for income taxes	(142)	-	(288)	-
Total	$263	$-	$1,796	$-

National Instruments
Reconciliation of GAAP to Non-GAAP Measures
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2011	2010	2011	2010

Reconciliation of Revenue to Non-GAAP Revenue
Revenue, as reported	$278,051	$249,963	$1,024,173	$873,220
Acquisition related deferred revenue	1,912	-	4,730	-
GSA accrual	-	-	13,107	-
Non-GAAP revenue	$279,963	$249,963	$1,042,010	$873,220

Reconciliation of Gross Profit to Non-GAAP Gross Profit
Gross profit, as reported	$210,664	$193,664	$783,209	$673,137
Acquisition-related deferred revenue and GSA accrual	1,912	-	17,837	-
Stock-based compensation	411	331	1,527	1,345
Amortization of acquisition intangibles	2,469	921	7,064	3,486
Acquisition-related transaction costs	32	-	54	-
Non-GAAP gross profit	$215,488	$194,916	$809,691	$677,968

Reconciliation of Operating Expenses to Non-GAAP Operating Expenses
Operating expenses, as reported	$178,162	$147,045	$670,497	$544,824
Stock-based compensation	(6,158)	(4,270)	(21,692)	(17,450)
Amortization of acquisition intangibles	(447)	(90)	(1,071)	(401)
Acquisition-related transaction costs	(373)	-	(2,030)	-
Non-GAAP operating expenses	$171,184	$142,685	$645,704	$526,973

Reconciliation of Operating Income to Non-GAAP Operating Income
Operating income, as reported	$32,502	$46,619	$112,712	$128,313
Acquisition-related deferred revenue and GSA accrual	1,912	-	17,837	-
Stock-based compensation	6,569	4,601	23,219	18,795
Amortization of acquisition intangibles	2,916	1,011	8,135	3,887
Acquisition-related transaction costs	405	-	2,084	-
Non-GAAP operating income	$44,304	$52,231	$163,987	$150,995

Reconciliation of Income Before Income Taxes to Non-GAAP Income Before Income Taxes
Income before income taxes, as reported	$31,522	$46,872	$111,134	$128,112
Acquisition-related deferred revenue and GSA accrual	1,912	-	17,837	-
Stock-based compensation	6,569	4,601	23,219	18,795
Amortization of acquisition intangibles	3,106	1,011	9,090	3,887
Acquisition-related transaction costs	405	-	2,084	-
Non-GAAP income before income taxes	$43,514	$52,484	$163,364	$150,794

Reconciliation of Provision for Income Taxes to Non-GAAP Provision for Income Taxes
Provision for income taxes, as reported	$7,195	$8,844	$17,062	$18,996
Acquisition-related deferred revenue and GSA accrual	669	-	6,242	-
Stock-based compensation	2,041	1,549	6,827	5,971
Amortization of acquisition intangibles	993	298	2,736	1,202
Acquisition-related transaction costs	142	-	288	-
Non-GAAP provision for income taxes	$11,040	$10,691	$33,155	$26,169

Reconciliation of GAAP Net Income, Basic EPS and Diluted EPS to Non-GAAP Net Income, Basic EPS and Diluted EPS (in thousands, except per share data)
(unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2011	2010	2011	2010

Net income, as reported	$24,327	$38,028	$94,072	$109,116
Adjustments to reconcile net income to non-GAAP net income:
Acquisition-related deferred revenue and GSA accrual, net of tax effect	1,243	-	11,595	-
Stock-based compensation, net of tax effect	4,528	3,052	16,392	12,824
Amortization of acquisition intangibles, net of tax effect	2,113	713	6,354	2,685
Acquisition-related transaction costs, net of tax effect	263	-	1,796	-
Non-GAAP net income	$32,474	$41,793	$130,209	$124,625

Basic EPS, as reported	$0.20	$0.32	$0.79	$0.93
Adjustment to reconcile basic EPS to non-GAAP
basic EPS:
Impact of acquisition-related deferred revenue and GSA accrual, net of tax effect	0.01	-	0.10	-
Impact of stock-based compensation, net of tax effect	0.04	0.03	0.14	0.11
Impact of amortization of acquisition intangibles, net of tax effect	0.02	0.01	0.05	0.03
Impact of acquisition-related transaction costs, net of tax effect	0.00	-	0.01	-
Non-GAAP basic EPS	$0.27	$0.36	$1.09	$1.07

Diluted EPS, as reported	$0.20	$0.32	$0.78	$0.92
Adjustment to reconcile diluted EPS to non-GAAP
diluted EPS:
Impact of acquisition-related deferred revenue and GSA accrual, net of tax effect	0.01	-	0.10	-
Impact of stock-based compensation, net of tax effect	0.04	0.02	0.13	0.11
Impact of amortization of acquisition intangibles, net of tax effect	0.02	0.01	0.05	0.02
Impact of acquisition-related transaction costs, net of tax effect	0.00	-	0.01	-
Non-GAAP diluted EPS	$0.27	$0.35	$1.07	$1.05

Weighted average shares outstanding -
Basic	120,582	117,639	119,836	116,973
Diluted	121,453	119,002	121,220	118,572

Reconciliation of Net Income and Diluted EPS to EBITDA and EBITDA Diluted EPS (in thousands, except per share data)
(unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2011	2010	2011	2010

Net income, as reported	$24,327	$38,028	$94,072	$109,116
Adjustments to reconcile net income to EBITDA:
Interest income	(280)	(340)	(1,319)	(1,391)
Taxes	7,195	8,844	17,062	18,996
Depreciation and amortization	14,152	9,652	49,897	37,872
EBITDA	$45,394	$56,184	$159,712	$164,593

Diluted EPS, as reported	$0.20	$0.32	$0.78	$0.92
Adjustment to reconcile diluted EPS to EBITDA
Interest income	(0.01)	(0.00)	(0.01)	(0.01)
Taxes	0.06	0.07	0.14	0.16
Depreciation and amortization	0.12	0.08	0.41	0.32
EBITDA diluted EPS	$0.37	$0.47	$1.32	$1.39

Weighted average shares outstanding - Diluted	121,453	119,002	121,220	118,572

National Instruments
Reconciliation of GAAP to Non-GAAP Guidance
(unaudited)

	Three months ended
	March 31, 2012
	(Millions)

	Low	High
GAAP revenue, guidance	$249	$269
Adjustment to reconcile revenue to non-GAAP revenue:
Impact of acquisition-related deferred revenue write down
	1	1
Non-GAAP revenue, guidance	$250	$270

National Instruments
Reconciliation of GAAP to Non-GAAP EPS Guidance
(unaudited)

	Three months ended
	March 31, 2012

	Low	High
GAAP fully diluted EPS, guidance	$0.09	$0.17
Adjustment to reconcile diluted EPS to non-GAAP diluted EPS:
Impact of acquisition-deferred revenue write-off	0.01	0.01
Impact of stock-based compensation, net of tax effect	0.04	0.04
Impact of amortization of acquisition intangibles, net of tax effect	0.02	0.02

Non-GAAP diluted EPS, guidance	$0.16	$0.24